Exhibit 32.1

SECTION 906 CERTIFICATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Embark Technology, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(1)

the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2022	By:	/s/ Alex Rodrigues
Alex Rodrigues
Chief Executive Officer (Principal Executive Officer) /s/ Richard Hawwa Richard Hawwa Chief Financial Officer (Principal Financial and Principal Accounting Officer)